[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]


                               September 18, 1998


Dessauer Global Equity Fund
5 Bay State Court
P.O. Box 1689
Orleans, Massachusetts 02653

               Re:      Dessauer Global Equity Fund
                        Registration Statement on Form N-1A
                        File No. 333-7543; ICA No. 811-7691
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Dear Gentlemen:

         We hereby consent to the reference to our firm as Counsel in this Registration Statement on Form N-1A.

                                           Very truly yours,


                                           /s/Kramer, Levin, Naftalis & Frankel
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